UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported):

July 30, 2013

DEX MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35895	13-2740040
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

As previously disclosed, on March 18, 2013 (the “Petition Date”), SuperMedia Inc. (“SuperMedia”) and all of its domestic subsidiaries (collectively, the “SuperMedia Debtors”), and Dex One Corporation (“Dex One”) and all of its subsidiaries (collectively, the “Dex One Debtors”) filed voluntary bankruptcy petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) for reorganization relief under the provisions of chapter 11 of title 11 of the United States Code.

On April 29, 2013, the Bankruptcy Court entered separate orders confirming the prepackaged plans of reorganization of SuperMedia and Dex One.  On April 30, 2013, pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of December 5, 2013, by and between SuperMedia, Dex One, Newdex, Inc. (“Newdex”), and Spruce Acquisition Sub, Inc. (“Spruce”), (i) Dex One merged with and into Newdex, with Newdex surviving and changing its name to Dex Media, Inc. (Dex Media), and (ii) SuperMedia merged with and into Spruce, with SuperMedia surviving as a wholly owned subsidiary of Dex Media.  Also on April 30, 2013, the Dex One Debtors, including Dex Media, and the SuperMedia Debtors emerged from Chapter 11 protection.

On July 30, 2013, the reorganized Dex One Debtors and the reorganized SuperMedia Debtors filed post-confirmation quarterly reports in their respective Chapter 11 proceedings (collectively, the “Quarterly Reports”) for the period beginning on April 30, 2013 and ending on June 30, 2013, with the Bankruptcy Court.  The Quarterly Reports are limited in scope, cover a limited time period and have been prepared solely for the purpose of complying with the reporting requirements of the Office of the United States Trustee of the District of Delaware and the Bankruptcy Court.  The Quarterly Reports were not audited or reviewed by independent accountants, have not been presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), are in a format prescribed by applicable bankruptcy laws and regulations and are subject to future adjustment and reconciliation.  The Quarterly Reports do not include all of the adjustments, information and footnotes required by GAAP.  Therefore, the Quarterly Reports do not necessarily contain all information required in filings pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or may present such information differently from such requirements.  There can be no assurance that, from the perspective of an investor or potential investor in Dex Media’s securities, the Quarterly Reports are complete, and the Quarterly Reports may be subject to revision.  Results set forth in the Quarterly Reports should not be viewed as indicative of future results.  Dex Media cautions readers not to place undue reliance upon the Quarterly Reports.

The information furnished in this Current Report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibit 99.1 and Exhibit 99.2, is summary information that is intended to be considered in the context of Dex Media’s filings with the Securities and Exchange Commission and other public announcements that Dex Media may make, by press release or otherwise, from time to time.  Dex Media disclaims any current intention to revise or update the information furnished in this Current Report on Form 8-K pursuant to Item 7.01, including the information contained in Exhibit 99.1 and Exhibit 99.2, although Dex Media may do so from time to time as its management believes is warranted.

The Dex One Quarterly Report is attached hereto as Exhibit 99.1 and incorporated herein by reference, and the SuperMedia Quarterly Report is attached hereto as Exhibit 99.2 and incorporated herein by reference.  This Current Report on Form 8-K (including the exhibits hereto or any information included therein) shall not be deemed an admission as to the materiality of any information required to be disclosed solely by reason of Regulation FD.

The information contained in this Current Report on Form 8-K, including the information contained in Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Dex One Corporation Post-Confirmation Quarterly Report, filed July 30, 2013.

99.2	SuperMedia Inc. Post-Confirmation Quarterly Report, filed July 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERMEDIA INC.

	By:	/s/ Samuel D. Jones
		Name:	Samuel D. Jones
		Title:	Chief Financial Officer and Treasurer

Date: July 30 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Dex One Corporation Post-Confirmation Quarterly Report, filed July 30, 2013.

99.2	SuperMedia Inc. Post-Confirmation Quarterly Report, filed July 30, 2013.